Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

a)
In January 2018, the Partnership completed a public offering of $120.0 million of its 8.875% Series E Preferred Units at $25.00 per unit, including $5.0 million of the units sold pursuant to the exercise of the underwriters' over-allotment option, raising net proceeds of approximately $116.0 million. Distributions will be payable on the Series E Preferred Units (i) from and including the original issue date to, but excluding February 15, 2025 at a fixed rate equal to 8.875% per annum of the stated liquidation preference of $25.00 per unit and (ii) from and including February 15, 2025, at a floating rate equal to three-month LIBOR plus a spread of 640.7 basis points. The Partnership expects to use the net proceeds from the public offering for general corporate purposes, which may include funding installment payments on newbuildings and conversion projects and debt repayments.

b)
In January 2018, as part of the Brookfield Transaction, the Partnership acquired certain management companies from Teekay Corporation. The companies were transferred at their net asset values, which approximated fair value, as of December 31, 2017 for total cash consideration of approximately $16 million. The companies will form part of the consolidated financial statements of the Partnership, effective January 1, 2018.